UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

AKSYS, LTD.

(Exact name of registrant as specified in its charter)

000-28290

(Commission File Number)

Delaware	36-3890205
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

Two Marriott Drive

Lincolnshire, Illinois  60069

(Address of principal executive offices, with zip code)

(847) 229-2020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Aksys, Ltd. (the “Company”) has scheduled its 2006 annual meeting of stockholders to be held on or about October 24, 2006.  The date of the 2006 annual meeting will be more than 30 days from the anniversary date of last year’s annual meeting, which was held on May 19, 2005.  Accordingly, the Company is hereby notifying its stockholders that in order for a stockholder proposal to be considered timely for inclusion in the Company’s proxy statement for the 2006 annual meeting, the proposal must be received by the Company at its principal executive offices on or before October 4, 2006.  Proposals should be directed to the attention of the Secretary, Aksys, Ltd., Two Marriott Drive, Lincolnshire, Illinois 60069.

The Company filed a preliminary proxy statement with the Securities and Exchange Commission on August 31, 2006, in connection with the 2006 annual meeting.  The Company will be filing a definitive proxy statement after the October 4, 2006 deadline for the submission of stockholder proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKSYS, LTD.

Dated: September 29, 2006	By:	/s/ Howard J. Lewin
		Name:	Howard J. Lewin
		Title:	President and Chief Executive Officer